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                                                                Exhibit 23 (A)
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 our report dated February 20, 1996 appearing on page F-1 of Merchants Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Buffalo, New York
July 26, 1996

                                        PRICE WATERHOUSE LLP









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